                                                               EXHIBIT 23.7

                        CONSENT OF DIRECTOR NOMINEE

  The undersigned hereby consents to the reference of the undersigned as a director nominee of Signature Resorts, Inc. (the "Company") in the Company's Registration Statement on Form S-1 (File No. 333-06027).

                                                  /s/ W. Leo Kiely, III
                                                  -----------------------------

                                                     W. Leo Kiely, III